As filed with the Securities and Exchange Commission on October 4, 2007

Registration No. 333-145403

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 2

TO

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Neurobiological Technologies, Inc.

(Exact Name of Corporation as Specified in Its Charter)

Delaware	2836	94-3049219
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suite 800

Emeryville, California 94608

(510) 595-6000

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Paul E. Freiman

President and Chief Executive Officer

2000 Powell Street, Suite 800

Emeryville, California 94608

(510) 595-6000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Stephen C. Ferruolo Ryan A. Murr Maggie L. Wong Goodwin Procter LLP 4365 Executive Drive, Suite 300 San Diego, California 92121 Telephone: (858) 202-2700 Facsimile: (858) 457-1255	Robert A. Freedman Sergio Garcia Laird H. Simons III Fenwick & West LLP 801 California Street Mountain View, California 94041 Telephone: (650) 988-8500 Facsimile: (650) 938-5200

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this registration statement becomes effective.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act, or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note

The purpose of this Amendment No. 2 is solely to file Exhibits 1.1 and 5.1 to this Registration Statement on Form S-1.

Part II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13. Other Expenses of Issuance and Distribution

The Registrant’s estimated expenses (other than underwriting discounts and commissions) payable in connection with the sale of the common stock offered hereby are as follows:

SEC registration fee	$2,294
NASD filing fee	7,975
Printing and engraving expenses	50,000	*
Legal fees and expenses	250,000	*
Accounting fees and expenses	150,000	*
Blue Sky qualification fees and expenses	14,000	*
Transfer agent and registrar fees and expenses	12,000	*
Miscellaneous fees and expenses	113,731	*

Total	$600,000	*

*	Estimated expenses

Item 14. Indemnification of Directors and Officers

The Registrant’s Certificate of Incorporation limits the liability of its directors for monetary damages for breach of their fiduciary duty as directors, except for liability that cannot be eliminated under the General Corporation Law of the State of Delaware. Delaware law provides that directors of a company will not be personally liable for monetary damages for breach of their fiduciary duty as directors, except for liability (i) for any breach of their duty of loyalty to the company or its stockholders, (ii) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) for unlawful payment of a dividend or unlawful stock repurchase or redemption, as provided in Section 174 of the Delaware law, or (iv) for any transaction for which the director derived an improper personal benefit.

The Registrant’s Certificate of Incorporation also provides that the Registrant will indemnify its directors and officers to the fullest extent permitted by Delaware law and, together with the Registrant’s Bylaws, provides that the Registrant shall fully indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. The Certificate of Incorporation also empowers the Board of Directors to provide, at its option, similar indemnification to employees or agents of the Registrant. The Registrant has entered into separate indemnification agreements with its directors and officers that could require the Registrant, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors and officers and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The Underwriting Agreement provides that the underwriters are obligated, under certain circumstances, to indemnify directors, officers and controlling persons of the Registrant against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Reference is made to the form of Underwriting Agreement filed as Exhibit 1.1 hereto.

Item 15. Recent Sales of Unregistered Securities

None.

Item 16. Exhibits and Financial Statement Schedules

(a) EXHIBITS

Exhibit No.	Description

1.1	Form of Underwriting Agreement.

3.1	Amended and Restated Certificate of Incorporation. (8)

3.1.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation. (3)

3.1.2	Certificate of Amendment to Amended and Restated Certificate of Incorporation, dated September 14, 2007, effecting a one-for-seven reverse stock split. **

3.2	Amended and Restated Bylaws of Neurobiological Technologies, Inc. (7)

3.3	Certificate of Designation, Preferences and Rights of Series RP Preferred Stock of Registrant. (10)

4.1	Form of Common Stock Certificate. **

4.2	Form of Warrant to Purchase Common Stock, issued March 1, 2004 to investors in a private placement transaction. (5)

4.3	Form of Rights Certificate for RP Preferred Stock. (10)

4.4	Form of Common Stock Warrant issued to certain institutional investors as a component of the units in a private placement transaction on April 4, 2007. (18)

4.5	Indenture, dated as of September 12, 2007, by and between the Company and U.S. Bank National Association, as Trustee under the Indenture. (20)

4.6	First Supplemental Indenture, dated as of September 12, 2007, by and between the Company and U.S. Bank National Association, as Trustee under the Indenture. (20)

4.7	Form of Senior Secured Note. (20)

5.1	Opinion of Goodwin Procter LLP.

10.1	1993 Stock Plan. (4)

10.2	Form of Indemnity Agreement between the Company and its directors and officers. (1)

10.3	License and Cooperation Agreement among the Company, Merz + Co. GmbH & Co. and Children’s Medical Center Corp., effective as of April 16, 1998. (17)+

10.4	Payment Agreement between the Company and Children’s Medical Center Corp., effective as of April 16, 1998. (2)+

10.5	2003 Equity Incentive Plan. (6)

10.6	2003 Employee Stock Purchase Plan. (6)

10.7	Rights Agreement, dated May 19, 2005, by and between American Stock Transfer & Trust Co., as Rights Agent, and the Company. (10)

10.8	Project Contract, dated January 1, 2005, by and between the Company and ICON Clinical Research, L.P. (protocol NTI 302). (11)+

10.9	Project Contract, dated May 1, 2004, by and between the Company and ICON Clinical Research, L.P. (protocol NTI 303). (11)+

10.10	License Agreement, dated as of March 29, 2002, by and between Abbott Laboratories and Empire Pharmaceuticals, Inc. (11)+

10.11	First Amendment to License Agreement, dated as of October 22, 2003, by and between Abbott Laboratories and Empire Pharmaceuticals, Inc. (11) +

10.12	Drug Product Development and Clinical Supply Agreement, dated as of April 1, 2005, by and between the Company and Baxter Pharmaceutical Solutions LLC. (11)+

Exhibit No.	Description

10.13	Master Clinical Development Agreement, dated as of July 25, 2005, by and between the Company and SCIREX Corporation. (11)

10.14	Cooperation and Supply Agreement, dated March 1, 2005, by and between the Company and Nordmark Arzneimittel GmbH & Co. KG. (9)+

10.15	Office Lease Agreement, dated April 22, 2005, by and between CA-Emeryville Properties Limited Partnership and the Company. (9)

10.16	Commercial Sublease, dated May 18, 2005, between the Company and Refac. (11)

10.17	Loan and Security Agreement, dated August 18, 2005, by and between Comerica Bank and the Company. (12)

10.18	First Amendment to Loan and Security Agreement, dated September 20, 2005, by and between Comerica Bank and the Company. (12)

10.19	Asset Purchase Agreement, dated September 19, 2005, by and between the Company, Neutron ROW Ltd. and Neutron Ltd. (12)

10.20	Collaboration and Services Agreement, dated November 28, 2005, by and between Neutron Ltd. and the Company. (13)

10.21	Agreement on the Establishment of a Snake Farm and Purification Unit, dated January 18, 2006, by and between the Company and Nordmark Arzneimittel GmbH & Co. KG. (16)

10.22	Amendment to the Agreement on the Establishment of a Snake Farm and Purification Unit, dated March 6, 2006, by and between the Company and Nordmark Arzneimittel GmbH & Co. KG. (16)

10.23	Consultancy Services Agreement Concerning the Conduct of Clinical Trials, dated February 16, 2006, by and between the Company and “S&P” Pharmatest Management GmbH. (14)

10.24	Amendment to Agreement by and between the Company and SCIREX Corporation, dated April 26, 2006. (16)

10.25	Employment Offer Letter, dated July 31, 2006, by and between the Company and Craig Carlson. (15)

10.26	Consulting Agreement between the Company and Lisa U. Carr, M.D., Ph.D., dated July 1, 2007. (19)

10.27	Securities Purchase Agreement between the Company and certain institutional investors, dated March 30, 2007. (18)

10.28	Master Clinical Services Agreement, dated January 16, 2007, by and between the Company and ICON Clinical Research Limited. (21)

10.29	Securities Purchase Agreement, dated as of September 12, 2007, by and among the Company and the purchasers listed therein. (20)

10.30	Security Agreement, dated as of September 12, 2007, by and between the Company and U.S. Bank National Association, as Trustee under the Indenture. (20)

21.1	Subsidiary of the Company. **

23.1	Consent of Odenberg, Ullakko, Muranishi & Co. LLP, Independent Registered Public Accounting Firm. **

23.2	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm. **

23.3	Consent of Goodwin Procter LLP (included in Exhibit 5.1).

24.1	Powers of Attorney (contained on Signature Page).

(1)	This exhibit is filed as an exhibit to the Registrant’s Registration Statement on Form SB-2 (Registration No. 33-74118-LA) and is incorporated herein by reference.
(2)	This exhibit is filed as an exhibit to the Registrant’s Annual Report on Form 10-KSB for the year ended June 30, 1998 and is incorporated herein by reference.

(3)	This exhibit is filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2005, filed February 10, 2006 and is incorporated herein by reference.
(4)	This exhibit is filed as an appendix to the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 9, 2001 and is incorporated herein by reference.
(5)	This exhibit is filed as an exhibit to the Registrant’s Current Report on Form 8-K filed March 4, 2004 and is incorporated herein by reference.
(6)	This exhibit is filed as an appendix to the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 9, 2003 and is incorporated herein by reference.
(7)	This exhibit is filed as an exhibit to the Registrant’s Current Report on Form 8-K filed June 20, 2007 and is incorporated herein by reference.
(8)	This exhibit is filed as an exhibit to the Registrant’s Registration Statement on Form S-3 filed February 25, 2005 and is incorporated herein by reference.
(9)	This exhibit is filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, filed May 10, 2005 and is incorporated herein by reference.
(10)	This exhibit is filed as an exhibit to the Registrant’s Registration Statement on Form 8-A filed May 20, 2005 and is incorporated herein by reference.
(11)	This exhibit is filed as an exhibit to the Registrant’s Annual Report on Form 10-K for the year ended June 30, 2005, filed September 28, 2005 and is incorporated herein by reference.
(12)	This exhibit is filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, filed November 9, 2005 and is incorporated herein by reference.
(13)	This exhibit is filed as an exhibit to the Registrant’s Current Report on Form 8-K filed December 1, 2005 and is incorporated herein by reference.
(14)	This exhibit is filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, filed May 10, 2006 and is incorporated herein by reference.
(15)	This exhibit is filed as an exhibit to the Company’s Current Report on Form 8-K filed August 2, 2006 and is incorporated herein by reference.
(16)	This exhibit is filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 2006, filed November 6, 2006 and is incorporated herein by reference.
(17)	This exhibit is filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2006, filed February 8, 2007 and is incorporated herein by reference.
(18)	This exhibit is filed as an exhibit to the Company’s Current Report on Form 8-K filed April 2, 2007 and is incorporated herein by reference.
(19)	This exhibit is filed as an exhibit to the Company’s Current Report on Form 8-K filed July 6, 2007 and is incorporated herein by reference.
(20)	This exhibit is filed as an exhibit to the Company’s Current Report on Form 8-K filed September 12, 2007 and is incorporated herein by reference.
(21)	This exhibit is filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 2007, filed September 13, 2007 and is incorporated herein by reference.

+	Confidential treatment has been granted with respect to portions of this exhibit pursuant to an application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934. A complete copy of this exhibit, including the redacted terms, has been separately filed with the Securities and Exchange Commission.
**	Previously filed.

(b) FINANCIAL STATEMENT SCHEDULES

None.

Item 17. Undertakings

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described in Item 14 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

The undersigned registrant hereby undertakes that:

(1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offerings of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Neurobiological Technologies, Inc., has duly caused this Amendment No. 1 to Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Emeryville, State of California, on the 4th day of October, 2007.

Neurobiological Technologies, Inc.

/s/ Paul E. Freiman
Paul E. Freiman
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title(s)	Date

/s/ Paul E. Freiman Paul E. Freiman	Director, President and Chief Executive Officer (Principal Executive Officer)	October 4, 2007

/s/ Craig W. Carlson Craig W. Carlson	Vice President, Finance and Chief Financial Officer (Principal Accounting and Financial Officer)	October 4, 2007

* Abraham E. Cohen	Chairman of the Board	October 4, 2007

* Enoch Callaway, M.D.	Director	October 4, 2007

* Ronald E. Cape, Ph.D.	Director	October 4, 2007

* Theodore L. Eliot, Jr.	Director	October 4, 2007

* William A. Fletcher	Director	October 4, 2007

* F. Van Kasper	Director	October 4, 2007

* Abraham D. Sofaer	Director	October 4, 2007

* John B. Stuppin	Director	October 4, 2007

*By:	/s/ Craig W. Carlson Craig W. Carlson (Attorney-in-fact)

Exhibit No.	Description

1.1	Form of Underwriting Agreement.

3.1	Amended and Restated Certificate of Incorporation. (8)

3.1.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation. (3)

3.1.2	Certificate of Amendment to Amended and Restated Certificate of Incorporation, dated September 14, 2007, effecting a one-for-seven reverse stock split. **

3.2	Amended and Restated Bylaws of Neurobiological Technologies, Inc. (7)

3.3	Certificate of Designation, Preferences and Rights of Series RP Preferred Stock of Registrant. (10)

4.1	Form of Common Stock Certificate. **

4.2	Form of Warrant to Purchase Common Stock, issued March 1, 2004 to investors in a private placement transaction. (5)

4.3	Form of Rights Certificate for RP Preferred Stock. (10)

4.4	Form of Common Stock Warrant issued to certain institutional investors as a component of the units in a private placement transaction on April 4, 2007. (18)

4.5	Indenture, dated as of September 12, 2007, by and between the Company and U.S. Bank National Association, as Trustee under the Indenture. (20)

4.6	First Supplemental Indenture, dated as of September 12, 2007, by and between the Company and U.S. Bank National Association, as Trustee under the Indenture. (20)

4.7	Form of Senior Secured Note. (20)

5.1	Opinion of Goodwin Procter LLP.

10.1	1993 Stock Plan. (4)

10.2	Form of Indemnity Agreement between the Company and its directors and officers. (1)

10.3	License and Cooperation Agreement among the Company, Merz + Co. GmbH & Co. and Children’s Medical Center Corp., effective as of April 16, 1998. (17)+

10.4	Payment Agreement between the Company and Children’s Medical Center Corp., effective as of April 16, 1998. (2)+

10.5	2003 Equity Incentive Plan. (6)

10.6	2003 Employee Stock Purchase Plan. (6)

10.7	Rights Agreement, dated May 19, 2005, by and between American Stock Transfer & Trust Co., as Rights Agent, and the Company. (10)

10.8	Project Contract, dated January 1, 2005, by and between the Company and ICON Clinical Research, L.P. (protocol NTI 302). (11)+

10.9	Project Contract, dated May 1, 2004, by and between the Company and ICON Clinical Research, L.P. (protocol NTI 303). (11)+

10.10	License Agreement, dated as of March 29, 2002, by and between Abbott Laboratories and Empire Pharmaceuticals, Inc. (11)+

10.11	First Amendment to License Agreement, dated as of October 22, 2003, by and between Abbott Laboratories and Empire Pharmaceuticals, Inc. (11) +

10.12	Drug Product Development and Clinical Supply Agreement, dated as of April 1, 2005, by and between the Company and Baxter Pharmaceutical Solutions LLC. (11)+

10.13	Master Clinical Development Agreement, dated as of July 25, 2005, by and between the Company and SCIREX Corporation. (11)

10.14	Cooperation and Supply Agreement, dated March 1, 2005, by and between the Company and Nordmark Arzneimittel GmbH & Co. KG. (9)+

10.15	Office Lease Agreement, dated April 22, 2005, by and between CA-Emeryville Properties Limited Partnership and the Company. (9)

10.16	Commercial Sublease, dated May 18, 2005, between the Company and Refac. (11)

Exhibit No.	Description

10.17	Loan and Security Agreement, dated August 18, 2005, by and between Comerica Bank and the Company. (12)

10.18	First Amendment to Loan and Security Agreement, dated September 20, 2005, by and between Comerica Bank and the Company. (12)

10.19	Asset Purchase Agreement, dated September 19, 2005, by and between the Company, Neutron ROW Ltd. and Neutron Ltd. (12)

10.20	Collaboration and Services Agreement, dated November 28, 2005, by and between Neutron Ltd. and the Company. (13)

10.21	Agreement on the Establishment of a Snake Farm and Purification Unit, dated January 18, 2006, by and between the Company and Nordmark Arzneimittel GmbH & Co. KG. (16)

10.22	Amendment to the Agreement on the Establishment of a Snake Farm and Purification Unit, dated March 6, 2006, by and between the Company and Nordmark Arzneimittel GmbH & Co. KG. (16)

10.23	Consultancy Services Agreement Concerning the Conduct of Clinical Trials, dated February 16, 2006, by and between the Company and “S&P” Pharmatest Management GmbH. (14)

10.24	Amendment to Agreement by and between the Company and SCIREX Corporation, dated April 26, 2006. (16)

10.25	Employment Offer Letter, dated July 31, 2006, by and between the Company and Craig Carlson. (15)

10.26	Consulting Agreement between the Company and Lisa U. Carr, M.D., Ph.D., dated July 1, 2007. (19)

10.27	Securities Purchase Agreement between the Company and certain institutional investors, dated March 30, 2007. (18)

10.28	Master Clinical Services Agreement, dated January 16, 2007, by and between the Company and ICON Clinical Research Limited. (21)

10.29	Securities Purchase Agreement, dated as of September 12, 2007, by and among the Company and the purchasers listed therein. (20)

10.30	Security Agreement, dated as of September 12, 2007, by and between the Company and U.S. Bank National Association, as Trustee under the Indenture. (20)

21.1	Subsidiary of the Company. **

23.1	Consent of Odenberg, Ullakko, Muranishi & Co. LLP, Independent Registered Public Accounting Firm. **

23.2	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm. **

23.3	Consent of Goodwin Procter LLP (included in Exhibit 5.1).

24.1	Powers of Attorney (contained on Signature Page).

(1)	This exhibit is filed as an exhibit to the Registrant’s Registration Statement on Form SB-2 (Registration No. 33-74118-LA) and is incorporated herein by reference.
(2)	This exhibit is filed as an exhibit to the Registrant’s Annual Report on Form 10-KSB for the year ended June 30, 1998 and is incorporated herein by reference.
(3)	This exhibit is filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2005, filed February 10, 2006 and is incorporated herein by reference.
(4)	This exhibit is filed as an appendix to the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 9, 2001 and is incorporated herein by reference.
(5)	This exhibit is filed as an exhibit to the Registrant’s Current Report on Form 8-K filed March 4, 2004 and is incorporated herein by reference.
(6)	This exhibit is filed as an appendix to the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 9, 2003 and is incorporated herein by reference.

(7)	This exhibit is filed as an exhibit to the Registrant’s Current Report on Form 8-K filed June 20, 2007 and is incorporated herein by reference.
(8)	This exhibit is filed as an exhibit to the Registrant’s Registration Statement on Form S-3 filed February 25, 2005 and is incorporated herein by reference.
(9)	This exhibit is filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, filed May 10, 2005 and is incorporated herein by reference.
(10)	This exhibit is filed as an exhibit to the Registrant’s Registration Statement on Form 8-A filed May 20, 2005 and is incorporated herein by reference.
(11)	This exhibit is filed as an exhibit to the Registrant’s Annual Report on Form 10-K for the year ended June 30, 2005, filed September 28, 2005 and is incorporated herein by reference.
(12)	This exhibit is filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, filed November 9, 2005 and is incorporated herein by reference.
(13)	This exhibit is filed as an exhibit to the Registrant’s Current Report on Form 8-K filed December 1, 2005 and is incorporated herein by reference.
(14)	This exhibit is filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, filed May 10, 2006 and is incorporated herein by reference.
(15)	This exhibit is filed as an exhibit to the Company’s Current Report on Form 8-K filed August 2, 2006 and is incorporated herein by reference.
(16)	This exhibit is filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 2006, filed November 6, 2006 and is incorporated herein by reference.
(17)	This exhibit is filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2006, filed February 8, 2007 and is incorporated herein by reference.
(18)	This exhibit is filed as an exhibit to the Company’s Current Report on Form 8-K filed April 2, 2007 and is incorporated herein by reference.
(19)	This exhibit is filed as an exhibit to the Company’s Current Report on Form 8-K filed July 6, 2007 and is incorporated herein by reference.
(20)	This exhibit is filed as an exhibit to the Company’s Current Report on Form 8-K filed September 12, 2007 and is incorporated herein by reference.
(21)	This exhibit is filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 2007, filed September 13, 2007 and is incorporated herein by reference.

+	Confidential treatment has been granted with respect to portions of this exhibit pursuant to an application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934. A complete copy of this exhibit, including the redacted terms, has been separately filed with the Securities and Exchange Commission.
**	Previously filed.